QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

Certification Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Igal Nissim, as Chief Financial Officer of Verint Systems Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

  (1)
  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 31, 2002 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2002

/s/ IGAL NISSIM Igal Nissim Chief Financial Officer

QuickLinks

  Exhibit 99.2
Certification Required by 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)